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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: August 12, 2002)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)


            IOWA                       000-30898                 42-1458424
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                                 50309-3948
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:              (515) 362-3600
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ITEM 9. REGULATION FD DISCLOSURE

     On August 12, 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of Amerus Group Co. (the "Company") the Chief Executive Officer and the Chief Financial Officer of the Company respectively made the certifications, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, set forth in this Item 9.






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CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
OF TITLE 18 OF THE UNITED STATES CODE


I, Roger K. Brooks, Chairman, President and Chief Executive Officer of AmerUs Group Co., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Quarterly Report of AmerUs Group Co. on Form 10-Q for the period ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AmerUs Group Co.

/s/ Roger K. Brooks
--------------------------------

Roger K. Brooks
Chairman, President and
Chief Executive Officer
AmerUs Group Co.

Dated:  August 12, 2002
      --------------------------

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CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED
STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002

I, Melinda S. Urion, Chief Financial Officer of AmerUs Group Co., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Quarterly Report of AmerUs Group Co. on Form 10-Q for the period ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of AmerUs Group Co.

/s/ Melinda S. Urion
--------------------------------

Melinda S. Urion
Chief Financial Officer
AmerUs Group Co.

Dated:  August 12, 2002
      ---------------------------


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERUS GROUP CO.

                                     By:  /s/ ROGER K. BROOKS
                                          -----------------------------
                                              Roger K. Brooks
                                              Chairman, President and
                                              Chief Executive Officer


Dated: August 12, 2002